MGW-Q1

Quarterly Report
August 31, 2026
MFS®  Managed Wealth Fund

Portfolio of Investments
8/31/26 (unaudited)
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
Bonds – 2.1%
U.S. Treasury Obligations – 2.1%
U.S. Treasury Notes, 3.5%, 9/30/2026 (f)	$350,000	$349,860
U.S. Treasury Notes, 4.25%, 12/31/2026 (f)	200,000	200,208
U.S. Treasury Notes, 3.875%, 3/31/2027 (f)	200,000	199,826
Total Bonds		$749,894
Mutual Funds (h) – 97.7%
International Equity Funds – 30.2%
MFS International Equity Fund - Class R6	237,973	$10,544,583
U.S. Equity Funds – 59.6%
MFS Growth Fund - Class R6	50,139	$10,407,758
MFS Value Fund - Class R6	190,185	10,408,837
		$20,816,595
Money Market Funds – 7.9%
MFS Institutional Money Market Portfolio, 3.75% (v)	2,744,539	$2,744,814
Total Mutual Funds		$34,105,992

Underlying/Expiration Date/Exercise Price (Rate)	Counterparty	Notional Amount	Par Amount/ Number of Contracts
Purchased Options – 0.1%
Market Index Securities – 0.1%
Put - S&P 500 Index – 9/18/2026 @ $5,400	Exchange Traded	$3,845,125	5	$175
Put - S&P 500 Index – 10/16/2026 @ $7,000	Exchange Traded	5,383,175	7	15,127
Put - S&P 500 Index – 12/18/2026 @ $5,500	Exchange Traded	3,076,100	4	5,880
Put - STOXX Europe 600 price Index – 12/18/2026 @ EUR 545	Merrill Lynch International	3,403,283	90	10,297
Total Purchased Options				$31,479

Written Options (see table below) – (0.0)%	$(13,297)

Other Assets, Less Liabilities – 0.1%	52,012
Net Assets – 100.0%	$34,926,080

(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(h)
An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $34,105,992 and
$781,373, respectively.

(v)
Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the
annualized seven-day yield of the fund at period end.

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:
EUR	Euro

Portfolio of Investments (unaudited) – continued
Derivative Contracts at 8/31/26
Written Options
Underlying	Counterparty	Par Amount/ Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Liability Derivatives
Market Index Securities
Put - S&P 500 Index	Exchange Traded	(7)	$(5,383,175)	$6,625	10/16/2026	$(8,540)
Put - STOXX Europe 600 price Index	Merrill Lynch International	(90)	(3,403,283)	EUR 490	12/18/2026	(4,757)
						$(13,297)

Futures Contracts
Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Liability Derivatives
Equity Futures
Mini MSCI EAFE Index	Short	USD	22	$3,551,680	September – 2026	$(97,296)
Russell 1000 Growth Index	Short	USD	14	3,465,910	September – 2026	(27,758)
Russell 1000 Value Index	Short	USD	28	3,535,140	September – 2026	(184,367)
						$(309,421)
At August 31, 2026, the fund had liquid securities collateral with an aggregate value of $580,042 to cover any collateral or margin obligations for certain derivative contracts.
See attached supplemental information. For more information see notes to financial statements as disclosed in the most recent semiannual or annual report.

Supplemental Information
8/31/26 (unaudited)
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial
Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(1) Investment Valuations
Open-end investment companies (underlying funds) are generally valued at their net asset value per share. The investments of underlying funds managed by the adviser are valued as described below. For purposes of this policy disclosure, “fund” also refers to the underlying funds in which the fund-of-funds invests.
Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. In accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Debt instruments sold short are generally valued at an evaluated or composite mean as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. For put options, the position may be valued at the last daily ask quotation if there are no trades reported during the day. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. Pricing services generally value debt instruments assuming orderly transactions of institutional round lot sizes, but a fund may hold or transact in such securities in smaller, odd lot sizes. In instances where a fund holds an odd lot size position in a debt instrument, such position will typically be valued using the pricing agent’s institutional round lot price for the debt instrument. Odd lots may trade at lower prices than institutional round lots, and the fund may receive different prices when it sells odd lot positions than it would receive for sales of institutional round lot positions. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk).

Supplemental Information (unaudited) – continued
Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts and written options. The following is a summary of the levels used as of August 31, 2026 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agencies & Equivalents	$—	$749,894	$—	$749,894
Purchased Options	21,182	10,297	—	31,479
Investment Companies	34,105,992	—	—	34,105,992
Total	$34,127,174	$760,191	$—	$34,887,365
Other Financial Instruments
Futures Contracts – Liabilities	$(309,421)	$—	$—	$(309,421)
Written Options - Liabilities	—	(13,297)	—	(13,297)
For further information regarding security characteristics, see the Portfolio of Investments. Please refer to the underlying funds’ financial statements for further information regarding the levels used in valuing the underlying funds’ assets and liabilities.
(2) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. The following were affiliated issuers for the period ended August 31, 2026:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Growth Fund	$10,986,360	$231,887	$705,203	$43,546	$(148,832)	$10,407,758
MFS Institutional Money Market Portfolio	2,233,864	4,738,984	4,227,878	142	(298)	2,744,814
MFS International Equity Fund	10,993,128	10,606	1,026,597	553,634	13,812	10,544,583
MFS Value Fund	10,736,231	44,750	970,288	95,737	502,407	10,408,837
	$34,949,583	$5,026,227	$6,929,966	$693,059	$367,089	$34,105,992

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Growth Fund	$—	$55,445
MFS Institutional Money Market Portfolio	22,596	—
MFS International Equity Fund	—	—
MFS Value Fund	44,751	—
	$67,347	$55,445